OREGON BAKING COMPANY
                                dba MARSEE BAKING

                      1993 NON-QUALIFIED STOCK OPTION PLAN
                      ------------------------------------


          1. PURPOSE. This 1993 Non-Qualified Stock Option Plan (the "Plan") is intended to provide incentives to directors, officer,s [sic] employees and consultants of Oregon Baking Company dba Marsee Baking (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to non-qualified stock options granted hereunder. These stock options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation") as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. ADMINISTRATION OF THE PLAN.

            (a) BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a stock Plan or Compensation Committee (the "Committee") of three or more of its members to administer this Plan. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine (from among the class of individuals and entities eligible under paragraph 3 to receive Options) to whom Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6; (iv) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions, if any, and (vi) interpret the Plan and prescribe and rescind rules and regulations relating to it. The Committee shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that each Option is not treated as an "incentive stock option" under Section 422 of the Code. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

            (b) COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            (c) GRANT OF OPTIONS TO BOARD MEMBERS. Options may be granted to members of the Board, but any such grant shall be made and approved in accordance with subparagraph 2(d), if applicable. All grants of Options to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself of Options but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.

            (d) COMPLIANCE WITH FEDERAL SECURITIES LAWS. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any grants to a member of the Board of Options (made at any time from the effective date of such registration until six months after the termination of such registration) shall be made only with the approval of a majority of the other members of the Board; provided, however, that if a majority of the board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant to a member of the Board of Options must be made by, or only in accordance with the recommendation of, a committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are not also directors. Once appointed, the committee shall continue to serve until otherwise directed by the Board.

          3. ELIGIBLE PERSONS. Options may be granted to any director (whether or not an employee), officer or consultant of the Company or any Related Corporation. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options.

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                                                Non-Qualified Stock Option Plan

          4. STOCK. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, no par value (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 50,000(1) subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Options shall again be available for grants of Options under the Plan.

          5. GRANTING OF OPTIONS. Options may be granted under the Plan at any time on or after September 1, 1993 and prior to September 1, 2003. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

          6. MINIMUM OPTION PRICE. The exercise price per share specified in the agreement relating to each Option granted under the Plan shall in no event be less than eighty-five percent (85%) of the fair market value (as determined under paragraph 16) per share of Common Stock on the date of such grant.

          7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee. However, no Option granted under the Plan to an optionee shall have a term in excess of ten (10) years from the date of grant.

          8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

            (a) VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify in the instruments evidencing the Option.

            (b) FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

            (c) PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.



----------------------------
(1) On January 2, 1994, the Board approved a 2-for-1 stock split resulting in an increase in the number of shares which may be issued pursuant to the Plan from 50,000 to 100,000 shares.

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                                                Non-Qualified Stock Option Plan

          9. TERMINATION OF BUSINESS RELATIONSHIP. If an optionee ceases to serve the Company and all Related Corporations in the capacity of a director, officer, employee or consultant (such service is referred to herein as maintaining or being involved in a "Business Relationship") other than by reason of death or disability as defined in paragraph 10, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of sixty (60) days from the date the Business Relationship ceases, but in no event later than on their specified expiration dates. Nothing in the Plan shall be deemed to give any optionee the right to be retained in a Business Relationship by the Company or any Related Corporation for any period of time.

          10. DEATH; DISABILITY.

            (a) DEATH. If an optionee ceases to maintain a Business Relationship with the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death.

            (b) DISABILITY. If an optionee ceases to maintain a Business Relationship with the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date the Business Relationship terminated, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date the Business Relationship terminated. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
Section 22(e)(3) of the Code or successor statute.

          11. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him. The Committee may impose conditions or limitations with respect to any transfer of the Option or the shares acquired upon exercise of the Option, including conditions or limitations intended to assure the retention of the election of the Company to be treated as an "S corporation" within the meaning of Section 1361 of the Code.

          12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are unauthorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

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                                                Non-Qualified Stock Option Plan

          13. ADJUSTMENTS. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

            (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or small number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

            (b) CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to outstanding Options, take one or more of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such Options or of any installment of any such Options; (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value (as determined under paragraph 16) of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

            (c) RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

            (d) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

            (e) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustment shall be made for dividends paid in cash or in property other than securities of the Company.


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                                                Non-Qualified Stock Option Plan

            (f) FRACTIONAL SHARES. No fractional shares shall actually be issued under the Plan, and the optionee shall receive from the Company cash in lieu of such fractional shares.

            (g) ADJUSTMENTS. Upon the happening of any of the foregoing events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such paragraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

            (h) RESTRICTED COMMON STOCK. If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in subparagraph (a), (b) or
(c) above as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued, unless otherwise determined by the Committee or the Successor Board.

          14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value (as determined under paragraph 16) equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) or (c) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

          15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on September 1, 1993 and was approved by the holders of a majority of the outstanding shares of voting capital stock of the Company on September 1, 1993. The Plan shall expire on September 1, 2003 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, in no event may action of the Board alter or impair the rights of an optionee without his consent, under any Option previously granted to him.

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                                                Non-Qualified Stock Option Plan

          16. DETERMINATION OF FAIR MARKET VALUE. If, at the time "fair market value" is determined under paragraph 6, subparagraph 13(b) or paragraph 14, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such determination is made and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange and is then reported on such list; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange and is reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time such determination is made, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

          18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

          19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of an Option, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition the exercise of an Option on the purchaser's or optionee's payment of such additional withholding taxes.

          20. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Oregon. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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                                                Non-Qualified Stock Option Plan

                               AMENDMENT NO. 1 TO
                            1993 NON-QUALIFIED STOCK
                                   OPTION PLAN

                                December 15, 1993


         The 1993 Non-Qualified Stock Option Plan ("Plan") of the Oregon Baking Company ("Corporation") is hereby amended as follows:

         1. The first sentence of paragraph 7 of the Plan is hereby amended to read in its entirety as follows:

                    "Each Option shall expire on the date specified by the Committee."

         2. The introductory sentence of paragraph 8 of the Plan is hereby amended to read as follows:

                    "Subject to the provisions of paragraphs 11 and 12, each Option granted under the Plan shall be exercisable as follows:"

         3. Paragraphs 9 and 10 are hereby deleted in their entirety and replaced with the following:

                  "9.      [Deleted]."

                  "10.     [Deleted]."

         4. The second sentence of paragraph 12 of the Plan shall is hereby amended to read as follows:

                    "Such instrument shall conform to the terms and conditions set forth in paragraph 6, 7, 8 and 11 hereof and may contain such other provisions as the Committee advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options."

         5. Except as specifically set forth in this Amendment, the Plan shall remain in full force and effect as written.

                               AMENDMENT NO. 2 TO
                            1993 NON-QUALIFIED STOCK
                                   OPTION PLAN

                                  July 12, 1996


         2. The second sentence of paragraph 4 of the 1993 Non-Qualified Stock Option Plan ("Plan") of the Oregon Baking Company ("Corporation") is hereby amended to read in its entirety as follows:

                    "The aggregate number of shares that may be issued
                    pursuant  to  the  Plan  is  150,000   subject  to
                    adjustment as provided in paragraph 13."

         3. The number of shares referenced above has already been adjusted for the stock split effected by the Corporation on January 2, 1994.

         4. Except as specifically set forth in this Amendment, the Plan shall remain in full force and effect as written.